UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2013

Greer Bancshares Incorporated

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-33021	57-1126200
(Commission File Number)	(IRS Employer Identification No.)

1111 W. Poinsett Street, Greer, South Carolina	29650
(Address of principal executive offices)	(Zip Code)

(864) 877-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Greer Bancshares Incorporated (the “Company”) held its Annual Meeting of Shareholders on May 23, 2013. The following matters were submitted to the common shareholders for consideration:

(i)

election of four (4) directors to serve for terms of three (3) years each, expiring on the date of the 2016 Annual Meeting of Shareholders or until their successors have been duly elected and qualified; election of two (2) directors to serve for terms of two (2) years each, expiring on the date of the 2015 Annual Meeting of Shareholders or until their successors have been duly elected and qualified; election of one (1) director to serve a term of one (1) year, expiring on the date of the 2014 Annual Meeting of Shareholders or until his successor has been duly elected and qualified.

(ii)

approval of the compensation of the Company’s executives as described in the Summary Compensation Table and the other executive compensation tables and related discussion in the Company’s Proxy Statement; and

(iii)	ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

A total of 1,705,812 shares, or 68.6% of all common shares, were represented in person or by proxy. All matters were approved. The results of the voting are set forth below.

Nominees for Three Year Terms Expiring in 2016

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Walter M. Burch	1,116,663	79,378	509,771
Paul D. Lister	1,122,265	73,776	509,771
C. Don Wall	1,121,265	74,776	509,771
Theron C. Smith, III	1,131,153	64,888	509,771

Nominees for Two Year Terms Expiring in 2015

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Linda S. Hannon	1,135,516	60,525	509,771
Jeffery M. Howell	1,136,786	59,255	509,771

Nominee for One Year Term Expiring in 2014

Nominee	Votes For	Votes Withheld	Broker Non-Votes
George W. Burdette	1,132,342	63,699	509,771

The terms of office of the following directors continued after the meeting:

Class of 2014	Class of 2015
Gary M. Griffin	Mark S. Ashmore
R. Dennis Hennett	Harold K. James

Advisory Vote on Executive Compensation

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Advisory Vote on Executive Compensation	1,031,213	142,485	22,343	509,771

Ratification of Independent Registered Public Accounting Firm

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ratification of Dixon Hughes Goodman LLP as Independent Registered Accountants	1,692,373	6,109	7,330	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED

By:	/s/ J. Richard Medlock, Jr.
Name:	J. Richard Medlock, Jr.
Title:	Chief Financial Officer

Dated: May 24, 2013